UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2007

TECHTEAM GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27335 West 11 Mile Road, Southfield, MI 48033
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 357-2866

_________________________________________________
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Current Report on Form 8-K is identical to the Current Report mistakenly filed on September 4, 2007 as a Current Report on Form 8-K/A.

On August 31, 2007, TechTeam Government Solutions, Inc. (“Government Solutions”), a wholly-owned subsidiary of TechTeam Global, Inc. (“TechTeam” or the “Company”), executed a Purchase Agreement to acquire all of the outstanding stock of R.L. Phillips, Inc. (“R.L. Phillips”), a Delaware corporation, from James Pietrocini and Rebecca L. Phillips. As set forth in the Press Release, dated September 4, 2007 (attached hereto as Exhibit 99.1), R.L. Phillips provides information technology, network engineering and information assurance services to both government and commercial entities, with annual revenue for 2006 of approximately $5.3 million.

The purchase price consisted of $1.85 million in cash and $300,000 in Company common stock, which is subject to adjustment based on the final working capital of R.L. Phillips. Cash consideration of $100,000 and all of the stock consideration of $300,000 have been withheld as an indemnity holdback to cover any potential claims for indemnity or breach of representations and warranties. The Company expects R.L. Phillips to be neutral to its earnings in fiscal 2007 and mildly accretive during the 2008 fiscal year.

The statements contained in this Current Report on Form 8-K are not purely historical, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the Company’s performance going forward. Forward-looking statements may be identified by words including, but not limited to, “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Specifically, there are significant risks associated with acquisitions, including the Company’s ability to successfully integrate this acquisition on a timely basis, retain key employees, retain key customers, and grow its business with the U.S. Federal Government. There can be no assurance that it will have the impact on the Company’s performance as contemplated in this release. All forward-looking statements included in this 8-K are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements. Prospective investors should also review the Company’s Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission, including Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 9.01	Financial Statements and Exhibits

(D) The following exhibits are included with the report:

Exhibit 99.1	Press Release of TechTeam Global, Inc. dated September 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

Date: September 5, 2007	By:	/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	TechTeam Global, Inc. Press Release dated September 4, 2007.